UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 28, 2007
CINCINNATI FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	0-4604	31-0746871

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 S. Gilmore Road, Fairfield, Ohio	45014-5141

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (513) 870-2000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01. Regulation FD Disclosure. Cincinnati Financial Corporation is providing shareholders with the attached “2006 Annual Report,” furnished as an exhibit hereto and incorporated by reference herein, in conjunction with the mailing of the 2007 Proxy Statement and Report on Form 10-K. This filing should not be deemed an admission as to the materiality of any information contained in the 2006 Annual Report. An electronic version of this report, as mailed to shareholders, is available on our Web site at www.cinfin.com/investors.
The information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
           Exhibit 99.1 – “Cincinnati Financial Corporation 2006 Annual Report.”

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION
Date March 28, 2007	By	/s/ Kenneth W. Stecher
Kenneth W. Stecher
Chief Financial Officer, Executive Vice President, Secretary and Treasurer (Principal Accounting Officer)